SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 23, 1998


	THE EMPIRE DISTRICT ELECTRIC COMPANY
	(Exact name of registrant as specified in charter)

	Kansas
	(State or other jurisdiction of incorporation)

	1-3368			44-0236370
	(Commission File Number)			(IRS Employer Identification Number)


	602 Joplin Street, Joplin, Missouri			64801
	(Address of principal executive offices)			(Zip Code)


Registrant's telephone number, including area code: 	(417) 625-5100


	Not applicable
	(Former name or former address, if changed since last report)

Item 5	Other Events

	Attached hereto as Exhibit 99 is a press release issued by the Company on April 23, 1998, announcing the Company's earnings for the first quarter of 1998 and for the twelve month period ended March 31, 1998.

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SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY



By
Name:	R. B. Fancher
Title:	Vice President - Finance

Dated:  April 23, 1998

Exhibit Index


Exhibit
Number          Description

99 Press Release dated April 23, 1998, announcing the Company's earnings for the first quarter of 1998 and for the twelve month period ended
                March 31, 1998.